                                                                      EX-10.3.28

                              ASSIGNMENT AGREEMENT
                              --------------------

                  This ASSIGNMENT AGREEMENT (the "Agreement") dated as of
December 18, 2003, by Covanta Power Plant Operations, a California corporation
("Assignor"), and Ormat Nevada, Inc., a Delaware corporation ("Assignee").

                  WHEREAS, on November 21, 2003, Covanta Energy Corporation
("Covanta"), certain affiliates of Covanta (such affiliates collectively, the
"Sellers") and certain affiliates of Ormat Nevada, Inc. (such affiliates collectively, the "Buyers") entered into an Ownership Interest Purchase
Agreement (the "Purchase Agreement") pursuant to which the Buyers agreed to purchase and the Sellers agreed to sell their interests in certain geothermal assets, including three geothermal power plants of Mammoth-Pacific, L.P., a
California limited partnership ("MP Project Company");

                  WHEREAS, the contracts listed on Exhibit A hereto (the
"Contracts") are essential to the operation and maintenance of the MP Project
Company;

                  WHEREAS, the Purchase Agreement contemplates the assignment of the Contracts to an entity to be designated by the Buyers, and the Buyers have designated Assignee to receive such assignment;

                  WHEREAS, Assignee has extensive geothermal operating
experience which will be made available in support of the MP Project Company geothermal facility;

                  WHEREAS, CD Mammoth Lakes I, Inc., and CD Mammoth Lakes II,
Inc., as partners of the MP Project Company, have consented to the assignment of the Plant Operating Services Agreement, dated January 1, 1995, between the MP
Project Company and Pacific Power Plant Operations, a copy of which consent is attached as Exhibit B hereto; and

                  WHEREAS, Assignor desires to transfer to Assignee, and
Assignee desires to assume from Assignor, all of Assignor's rights and obligations under the Contracts.

                  NOW THEREFORE, for good and valuable consideration, the
receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

                  1. Assignment. Assignor hereby assigns, conveys, and transfers to Assignee, without representation, warranty, or recourse of any kind, all of
Assignor's rights, benefits, and interest in, and all of Assignor's obligations and duties under the Contracts. Assignee hereby accepts such assignment of
Assignor's rights, benefits and interest in and Assignor's obligations, conditions, terms and duties under the Contracts.

                  2. Release; No Indemnification. From the Effective Date (as
defined below), the Assignee, for itself and for its affiliates, officers, directors, successors and assigns, hereby fully and finally releases and discharges the Assignor, as well as its affiliates, officers, directors, employees, successors and assigns, from any and all manner of demands or claims of any kind whatsoever, in law or equity, relating in any way to, or arising out of, the Contracts. Neither Assignor nor any of its affiliates, officers, directors, employees, agents, advisors or representatives shall have any indemnification obligations of any type whatsoever arising under this Agreement.

                  3. Effectiveness. This Agreement shall become effective only upon the Effective Date (as defined in the Heber Plan) of the Heber Debtors'
Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy
Code (the "Heber Plan"), as confirmed by the United States Bankruptcy Court for the Southern District of New York on November 21, 2003.

                  4. Entire Agreement. This Agreement contains the entire
understanding of the parties, supersedes all prior agreements and understandings relating to the subject matter hereof and shall not be amended except by a written instrument hereafter signed by all of the parties hereto.

                  5. GOVERNING LAW; BANKRUPTCY COURT JURISDICTION. (a) EXCEPT TO
THE EXTENT THAT THE MANDATORY PROVISIONS OF THE BANKRUPTCY CODE APPLY, THIS
AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT
SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW
OF THE STATE OF NEW YORK.

(b) EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO
THE JURISDICTION OF THE COURTS OF THE SOUTHERN DISTRICT OF NEW YORK, INCLUDING
THE BANKRUPTCY COURT, FOR ANY LITIGATION ARISING OUT OF OR RELATING TO THIS
AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY (AND AGREES NOT TO COMMENCE
ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), WAIVES ANY OBJECTION TO
THE LAYING OF VENUE OF ANY SUCH LITIGATION THEREIN, AND AGREES NOT TO PLEAD OR
CLAIM THAT SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  6. Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor the obligations of any party hereunder shall be assignable or transferable by such party without the prior written consent of the other parties hereto.

                  7. No Implied Rights or Remedies. Except as otherwise
expressly provided herein, nothing herein expressed or implied is intended or shall by construed to confer upon or to give any person, firm or corporation, other than the Assignor and the Assignee, any rights or remedies under or by reason of this Agreement.

                  8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Assignment Agreement to be executed by its proper officer as of the date first written above.

                         ASSIGNOR:

                         COVANTA POWER PLANT OPERATIONS

                         By /s/ Lucian Fox
                            ---------------------------------------------------
                            Name: Lucian Fox
                            Title: VP

                         ASSIGNEE:

                         ORMAT NEVADA, INC.

                         By /s/ Ran Raviv
                            ---------------------------------------------------
                            Name: Ran Raviv
                            Title: Authorized Representative

                                    Exhibit A
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      1. Plant Operating Services Agreement, dated January 1, 1995, between
     Mammoth-Pacific, L.P., and Pacific Power Plant Operations (predecessor of Covanta Power Plant Operations).

                                    Exhibit B
                                    ---------